Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,356,722.00
Previously Paid Amount	0.00
Total Fee Amount	207.71
Total Offset Amount	0.00
Net Fee	$ 207.71